                                    EXHIBIT 1

                                    AGREEMENT

         The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D/A, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.



Date: March 21, 2001              ENCAP ENERGY CAPITAL FUND III, L.P.
                                  By: EnCap Investments L.L.C., General Partner

                                           By: /s/ D. Martin Phillips
                                               ----------------------
                                               D. Martin Phillips,
                                               Senior Vice President



Date: March 21, 2001              ENCAP ENERGY CAPITAL FUND III-B, L.P.
                                  By: EnCap Investments L.L.C., General Partner

                                           By: /s/ D. Martin Phillips
                                               ----------------------
                                               D. Martin Phillips,
                                               Senior Vice President


Date: March 21, 2001              BOCP ENERGY PARTNERS, L.P.
                                  By: EnCap Investments L.L.C., Manager

                                           By: /s/ D. Martin Phillips
                                              ----------------------
                                              D. Martin Phillips,
                                              Senior Vice President


Date: March 21, 2001              ENCAP INVESTMENTS L.L.C.


                                           By: /s/ D. Martin Phillips
                                               ----------------------
                                               D. Martin Phillips,
                                               Senior Vice President

SCHEDULE I
                    DIRECTORS, MANAGERS, EXECUTIVE OFFICERS,
                             OR CONTROLLING PERSONS

The name, business address, present principal occupation or employment and the name, principal business address of any corporation or other organization in which such employment is conducted, of each of (i) the executive officers of EnCap Investments, (ii) the directors and officers of El Paso Field Services,
(iii) the directors and officers of El Paso Energy, (iv) the directors and executive officers of BOCP Holdings Corporation, (v) the directors and executive officers of Banc One Capital Holdings Corporation, and (vi) the directors and executive officers of Bank One Corporation are set forth below:


                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------

(i) EnCap Investments L.L.C.

David B. Miller                       Senior Vice           Senior Vice
1100 Louisiana                        President,            President,              EnCap Investments L.L.C.
Suite 3150                         EnCap Investments     EnCap Investments     1100 Louisiana, Suite 3150 Houston,
Houston, TX 77002                       L.L.C.                L.L.C.                        TX 77002

Gary R. Petersen                      Senior Vice           Senior Vice
1100 Louisiana                        President,            President,              EnCap Investments L.L.C.
Suite 3150                         EnCap Investments     EnCap Investments     1100 Louisiana, Suite 3150 Houston,
Houston, TX 77002                       L.L.C.                L.L.C.                        TX 77002

D. Martin Phillips                    Senior Vice           Senior Vice
1100 Louisiana                        President,            President,              EnCap Investments L.L.C.
Suite 3150                         EnCap Investments     EnCap Investments     1100 Louisiana, Suite 3150 Houston,
Houston, TX 77002                       L.L.C.                L.L.C.                        TX 77002

Robert L. Zorich                      Senior Vice           Senior Vice             EnCap Investments L.L.C.
3811 Turtle Creek Blvd.               President,            President,              3811 Turtle Creek Blvd.,
Suite 1080                         EnCap Investments     EnCap Investments                 Suite 1080
Dallas, TX 75219                        L.L.C.                L.L.C.                   Dallas, Texas 75219

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------

(ii)El Paso Merchant Energy Holding Company

                                                                                             El Paso Merchant Energy Holding
Ralph Eads                       President, Merchant                                                   Corporation
1001 Louisiana Street              Energy Group and                                               1001 Louisiana Street
Houston, Texas 77002                   Director          President, Merchant Energy Group         Houston, Texas 77002

                                                                                             El Paso Merchant Energy Holding
Clark C. Smith                   President, Merchant                                                   Corporation
1001 Louisiana Street            Energy North America    President, Merchant Energy North         1001 Louisiana Street
Houston, Texas 77002                 and Director                     America                     Houston, Texas 77002

                                                                                             El Paso Merchant Energy Holding
Jack B. Holmes                     Chief Operating                                                     Corporation
1001 Louisiana Street             Officer, Merchant          Chief Operating Officer,             1001 Louisiana Street
Houston, Texas 77002                 Energy Group              Merchant Energy Group              Houston, Texas 77002

                                                                                             El Paso Merchant Energy Holding
Kathleen M. Eisbrenner          Vice President, Senior                                                 Corporation
1001 Louisiana Street           Managing Director and     Vice President, Senior Managing         1001 Louisiana Street
Houston, Texas 77002                   Director           Director, Merchant Energy Group         Houston, Texas 77002

                                                                                             El Paso Merchant Energy Holding
Timothy D. Bourn                                             Vice President and Senior                 Corporation
1001 Louisiana Street             Vice President and        Managing Director, Merchant           1001 Louisiana Street
Houston, Texas 77002           Senior Managing Director            Energy Group                   Houston, Texas 77002

                                                                                             El Paso Merchant Energy Holding
Larry M. Kellerman                                           Vice President and Senior                 Corporation
1001 Louisiana Street             Vice President and        Managing Director, Merchant           1001 Louisiana Street
Houston, Texas 77002           Senior Managing Director            Energy Group                   Houston, Texas 77002

                                                                                             El Paso Merchant Energy Holding
John L. Harrison                Senior Vice President        Vice President and Senior                 Corporation
1001 Louisiana Street            and Chief Financial        Managing Director, Merchant           1001 Louisiana Street
Houston, Texas 77002                   Officer                     Energy Group                   Houston, Texas 77002

                                                                                             El Paso Merchant Energy Holding
W.C. Mack                                                                                              Corporation
1001 Louisiana Street                                     Senior Vice President, Merchant         1001 Louisiana Street
Houston, Texas 77002            Senior Vice President              Energy Group                   Houston, Texas 77002

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------

(iii) El Paso Corporation

                                                         Director, President,
William A. Wise                    President, Chief      and Chief Executive                 El Paso Corporation
1001 Louisiana Street             Executive Officer,      Officer of El Paso                1001 Louisiana Street
Houston, Texas 77002                 and Director            Corporation                     Houston, Texas 77002

                                    Executive Vice          Executive Vice
H. Brent Austin                      President and       President and Chief                 El Paso Corporation
1001 Louisiana Street               Chief Financial    Financial Officer of El              1001 Louisiana Street
Houston, Texas 77002                    Officer            Paso Corporation                  Houston, Texas 77002

Ralph Eads                        President, El Paso                                         El Paso Corporation
1001 Louisiana Street               Merchant Energy       President, El Paso                1001 Louisiana Street
Houston, Texas 77002                     Group          Merchant Energy Group                Houston, Texas 77002

                                                            Executive Vice
                                                           President, Human
Joel Richards III                                           Resources and                    El Paso Corporation
1001 Louisiana Street               Executive Vice       Administration of El               1001 Louisiana Street
Houston, Texas 77002                   President           Paso Corporation                  Houston, Texas 77002

                                                            Executive Vice
William A. Smith                                         President, Business                 El Paso Corporation
1001 Louisiana Street               Executive Vice      Development of El Paso              1001 Louisiana Street
Houston, Texas 77002                   President             Corporation                     Houston, Texas 77002

John W. Somerhalder II                                    President, Pipeline                El Paso Corporation
1001 Louisiana Street                 President,           Group of El Paso                 1001 Louisiana Street
Houston, Texas 77002                Pipeline Group           Corporation                     Houston, Texas 77002

                                                            Executive Vice
Britton White Jr.                   Executive Vice      President and General                El Paso Corporation
1001 Louisiana Street                President and        Counsel of El Paso                1001 Louisiana Street
Houston, Texas 77002                General Counsel          Corporation                     Houston, Texas 77002

Jeffrey I. Beason                     Senior Vice       Senior Vice President                El Paso Corporation
1001 Louisiana Street                President and       and Controller of El               1001 Louisiana Street
Houston, Texas 77002                  Controller           Paso Corporation                  Houston, Texas 77002

C. Dana Rice                          Senior Vice       Senior Vice President                El Paso Corporation
1001 Louisiana Street                President and       and Treasurer of El                1001 Louisiana Street
Houston, Texas 77002                   Treasurer           Paso Corporation                  Houston, Texas 77002

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------

Patricia A. Shelton                                                                      El Paso Natural Gas Company
1001 Louisiana Street             President, Western     President of Western               1001 Louisiana Street
Houston, Texas 77002               Pipeline Division      Pipeline Division                  Houston, Texas 77002

E. J. Holm                          Chief Executive        Chief Executive               El Paso Natural Gas Company
1001 Louisiana Street              Officer, Eastern        Officer, Eastern                 1001 Louisiana Street
Houston, Texas 77002               Pipeline Division      Pipeline Division                  Houston, Texas 77002

John D. Hushon                      Chief Executive                                  El Paso Energy International Company
1001 Louisiana Street              Officer, El Paso        Chief Executive                  1001 Louisiana Street
Houston, Texas 77002                    Europe         Officer, El Paso Europe               Houston, Texas 77002

Greg G. Jenkins                     President of El                                    El Paso Global Networks Company
1001 Louisiana Street                 Paso Global        President of El Paso               1001 Louisiana Street
Houston, Texas 77002               Networks Company    Global Networks Company               Houston, Texas 77002

Robert G. Phillips                  President of El                                     El Paso Field Services Company
1001 Louisiana Street                 Paso Field         President of El Paso               1001 Louisiana Street
Houston, Texas 77002               Services Company     Field Services Company               Houston, Texas 77002

James C. Yardley                      President,                                         Southern Natural Gas Company
1001 Louisiana Street              Southern Natural      President, Southern                1001 Louisiana Street
Houston, Texas 77002                  Gas Company        Natural Gas Company                 Houston, Texas 77002

John B. Holmes, Jr.                 Chief Operating                                El Paso Merchant Energy Holding Company
1001 Louisiana Street              Officer, Merchant   Chief Operating Officer              1001 Louisiana Street
Houston, Texas 77002                 Energy Group      of Merchant Energy Group              Houston, Texas 77002

Stephen C. Beasley                    President,                                        Tennessee Gas Pipeline Company
1001 Louisiana Street                Tennessee Gas       President, Tennessee               1001 Louisiana Street
Houston, Texas 77002               Pipeline Company      Gas Pipeline Company                Houston, Texas 77002

James J. Cleary                                                                              ANR Pipeline Company
1001 Louisiana Street               President, ANR         President of ANR                 1001 Louisiana Street
Houston, Texas 77002               Pipeline Company        Pipeline Company                  Houston, Texas 77002

Byron Kelly                       President, El Paso      President, El Paso         El Paso Energy International Company
1001 Louisiana Street                   Energy           Energy International               1001 Louisiana Street
Houston, Texas 77002                 International             Company                       Houston, Texas 77002

Tom Wade                              President,
1001 Louisiana Street               Merchant Energy      President, Merchant                1001 Louisiana Street
Houston, Texas 77002               Petroleum Markets   Energy Petroleum Markets              Houston, Texas 77002

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------

Rod Erskine                                                                               El Paso Production Company
1001 Louisiana Street             President, El Paso     President of El Paso               1001 Louisiana Street
Houston, Texas 77002                  Production          Production Company                 Houston, Texas 77002

Byron Allumbaugh
610 Newport Center Drive, Suite                                                            610 Newport Center Drive
210                                                       Retired Chairman,                       Suite 210
Newport Beach, CA 92660                Director         Ralphs Grocery Company             Newport Beach, CA 92660

David A. Arledge                  Non-Executive Vice      Non-Executive Vice                 El Paso Corporation
1001 Louisiana Street               Chairman of the     Chairman of the Board               1001 Louisiana Street
Houston, Texas 77002                     Board          of El Paso Corporation               Houston, Texas 77002

John M. Bissell                                                                                  Bissell Inc.
2345 Walker Ave., N.W.                                  Chairman of the Board               2345 Walker Ave., N.W.
Grand Rapids, MI 49501                 Director            of Bissell Inc.                  Grand Rapids, MI 49501

Juan Carlos Braniff                                         Vice Chairman,
Universidad 1200, Col. XOCO                                Grupo Financiero              Universidad 1200, Col. XOCO
Mexico, D.F.C.P. 03339                 Director                Bancomer                     Mexico, D.F.C.P. 03339

James F. Gibbons                       Director                                              Stanford University
Stanford University                                     Professor at Stanford    Paul G. Allen Center for Integrated Systems
Paul G. Allen Center for                                 University School of             Room 201 (Mail Stop 4075)
Integrated Systems                                           Engineering                      Stanford, CA 94305
Room 201 (Mail Stop 4075)
Stanford, CA 94305

Anthony W. Hall, Jr.                   Director                                           Attorney, City of Houston
P.O. Box 1562                                           City Attorney, City of                  P.O. Box 1562
Houston, Texas 77025                                           Houston                       Houston, Texas 77025

Ronald L. Kuehn, Jr.                                                                         El Paso Corporation
1001 Louisiana Street                                                                       1001 Louisiana Street
Houston, Texas 77002                   Director          Business Consultant                 Houston, Texas 77002

J. Carleton MacNeil Jr.                Director         Securities Consultant        7020 Port Washington Road, Suite 200
Suite 200                                                                                 Milwaukee, WI 53217
Milwaukee, WI 53217

Thomas R. McDade                                                                        McDade, Fogler, Marnes, L.L.P.
Two Houston Center                                                                            Two Houston Center
909 Fannin, Suite 1200                                 Senior Partner, McDade,              909 Fannin, Suite 1200
Houston, Texas 77010                   Director         Fogler, Marnes, L.L.P.               Houston, Texas 77010


                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------

Malcolm Wallop
Western Strategy Group                                                                      Western Strategy Group
1100 Wilson Blvd.,                                                                            1100 Wilson Blvd.,
Suite 1400                                                Chairman, Western                       Suite 1400
Arlington, VA 22209                    Director             Strategy Group                   Arlington, VA 22209

Joe B. Wyatt
Vanderbilt University                                                                       Vanderbilt University
211 Kirkland Mall                                        Chancellor Emeritus,                 211 Kirkland Mall
Nashville, TN 37240                    Director         Vanderbilt University                Nashville, TN 37240

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------



(iv) BOCP Holdings Corporation

                                      President,
Brian Bessey                        Treasurer, and          Senior Vice               Bank One Corporation
One First National Plaza           Director of BOCP     President, Mergers          One First National Plaza
22nd Floor, Mail Suite 0046            Holdings        and Acquisitions, of        22nd Floor, Mail Suite 0046
Chicago, IL 60670                     Corporation      Bank One Corporation             Chicago, IL 60670

Charles Andrews                    Secretary of BOCP   First Vice President           Bank One Corporation
100 East Broad Street                  Holdings             of Bank One               100 East Broad Street
Columbus, Ohio 43215                  Corporation           Corporation               Columbus, Ohio 43215

David R. Meuse                     Director of BOCP        Principal of        Stonehenge Financial Holdings, Inc.
191 West Nationwide Boulevard          Holdings        Stonehenge Financial       191 West Nationwide Boulevard
Columbus, Ohio 43215                  Corporation         Holdings, Inc.              Columbus, Ohio 43215

David J. Kundert                                                                  Banc One Investment Advisors
1111 Polaris Parkway                                    Chairman and Chief            1111 Polaris Parkway
Suite 100, 2nd Floor               Director of BOCP    Executive Officer of           Suite 100, 2nd Floor
P.O. Box 710211                        Holdings         Banc One Investment              P.O. Box 710211
Columbus, Ohio 43271-0211             Corporation            Advisors               Columbus, Ohio 43271-0211

Michael J. Endres                  Director of BOCP        Principal of        Stonehenge Financial Holdings, Inc.
191 West Nationwide Boulevard          Holdings        Stonehenge Financial       191 West Nationwide Boulevard
Columbus, Ohio 43215                  Corporation         Holdings, Inc.              Columbus, Ohio 43215

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------

(v) Banc One Capital Holdings Corporation

                                       President
Brian Bessey                       Treasurer of Banc        Senior Vice               Bank One Corporation
One First National Plaza              One Capital       President, Mergers          One First National Plaza
22nd Floor, Mail Suite 0046            Holdings        and Acquisitions, of        22nd Floor, Mail Suite 0046
Chicago, IL 60670                     Corporation      Bank One Corporation             Chicago, IL 60670

                                   Secretary of Banc
Charles Andrews                       One Capital      First Vice President           Bank One Corporation
100 East Broad Street                  Holdings             of Bank One               100 East Broad Street
Columbus, Ohio 43215                  Corporation           Corporation               Columbus, Ohio 43215

                                   Director of Banc
David R. Meuse                        One Capital          Principal of        Stonehenge Financial Holdings, Inc.
191 West Nationwide Boulevard          Holdings        Stonehenge Financial       191 West Nationwide Boulevard
Columbus, Ohio 43215                  Corporation         Holdings, Inc.              Columbus, Ohio 43215

                                   Director of Banc
Michael J. Endres                     One Capital          Principal of        Stonehenge Financial Holdings, Inc.
191 West Nationwide Boulevard          Holdings        Stonehenge Financial       191 West Nationwide Boulevard
Columbus, Ohio 43215                  Corporation         Holdings, Inc.              Columbus, Ohio 43215

Geoffrey L. Stringer               Director of Banc
One First National Plaza, 21st        One Capital         Executive Vice              Bank One Corporation
Floor                                  Holdings          President of Bank    One First National Plaza, 21st Floor
Chicago, Illinois 60670               Corporation         One Corporation            Chicago, Illinois 60670


David J. Kundert                                                                  Banc One Investment Advisors
1111 Polaris Parkway               Director of Banc     Chairman and Chief            1111 Polaris Parkway
Suite 100, 2nd Floor                  One Capital       Executive Officer,            Suite 100, 2nd Floor
P.O. Box 710211                        Holdings         Banc One Investment              P.O. Box 710211
Columbus, Ohio 43271-0211             Corporation            Advisors               Columbus, Ohio 43271-0211

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------

(vi) Bank One Corporation


                                    Chairman of the       Chairman of the
James Dimon                           Board, Chief         Board, Chief               Bank One Corporation
1 Bank One Plaza                       Executive        Executive Officer,              1 Bank One Plaza
9th Floor                             Officer, and     and Director of Bank                 9th Floor
Chicago, IL 60670                       Director          One Corporation               Chicago, IL 60670

                                                          Executive Vice
                                     Executive Vice      President, Chief
                                        President,      Information Officer
Austin A. Adams                      Chief Information      and Head of               Bank One Corporation
1 Bank One Plaza                    Officer and Head        Information                 1 Bank One Plaza
9th Floor                            of Information     Technology of Bank                  9th Floor
Chicago, IL 60670                      Technology         One Corporation               Chicago, IL 60670

David P. Bolger                      Executive Vice       Executive Vice              Bank One Corporation
1 Bank One Plaza                      President           President, Middle              1 Bank One Plaza
9th Floor                            Middle Market        Market Banking of                  9th Floor
Chicago, IL 60670                        Banking         Bank One Corporation           Chicago, IL 60670

James S. Boshart                    Executive Vice        Executive Vice
1 Bank One Plaza                     President and        President and
9th Floor                           Head of Capital       Head of Capital               Bank One Corporation
Chicago, IL 60670                    Markets-Large        Markets-Large                  1 Bank One Plaza
                                    Corporations and     Corporations and                  9th Floor
                                     International       International of               Chicago, IL 60670
                                                         Bank One Corporation

                                                          Executive Vice
Christine A. Edwards                 Executive Vice      President, Chief             Bank One Corporation
1 Bank One Plaza                    President, Chief    Legal Officer, and              1 Bank One Plaza
9th Floor                            Legal Officer,      Secretary of Bank                  9th Floor
Chicago, IL 60670                    and Secretary        One Corporation               Chicago, IL 60670

Philip G. Measley                                                                           First USA
3 Christina Center                                      Chairman and Chief             3 Christina Center
201 N. Walnut Street                 Executive Vice    Executive Officer of           201 N. Walnut Street
Wilmington, DE 19801                   President             First USA                Wilmington, DE 19801


                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------

David J. Kundert                     Executive Vice                               Banc One Investment Advisors
1111 Polaris Parkway                 President and      Chairman and Chief            1111 Polaris Parkway
Suite 100, 2nd Floor                    Head of        Executive Officer of           Suite 100, 2nd Floor
P.O. Box 710211                        Investment       Banc One Investment              P.O. Box 710211
Columbus, Ohio 43271-0211              Management            Advisors               Columbus, Ohio 43271-0211

                                                          Executive Vice
Sarah L. McClelland                  Executive Vice     President and Chief           Bank One Corporation
1 Bank One Plaza                     President and        Risk Management               1 Bank One Plaza
9th Floor                              Chief Risk       Officer of Bank One                 9th Floor
Chicago, IL 60670                  Management Officer       Corporation                 Chicago, IL 60670

                                                          Executive Vice
Timothy P. Moen                      Executive Vice     President and Head            Bank One Corporation
1 Bank One Plaza                     President and      of Human Resources              1 Bank One Plaza
9th Floor                            Head of Human          of Bank One                     9th Floor
Chicago, IL 60670                      Resources            Corporation                 Chicago, IL 60670

Robert A. O'Neill, Jr.                                    Executive Vice              Bank One Corporation
1 Bank One Plaza                     Executive Vice        President and                1 Bank One Plaza
9th Floor                            President and      General Auditor of                  9th Floor
Chicago, IL 60670                   General Auditor    Bank One Corporation             Chicago, IL 60670

Charles W. Scharf                    Executive Vice       Executive Vice              Bank One Corporation
1 Bank One Plaza                     President and      President and Chief             1 Bank One Plaza
9th Floor                           Chief Financial    Financial Officer of                 9th Floor
Chicago, IL 60670                       Officer        Bank One Corporation             Chicago, IL 60670

Geoffrey L. Stringer                                                                  Bank One Corporation
1 Bank One Plaza                                          Executive Vice                1 Bank One Plaza
9th Floor                            Executive Vice      President of Bank                  9th Floor
Chicago, IL 60670                      President          One Corporation               Chicago, IL 60670

R. Michael Welborn                   Executive Vice       Executive Vice              Bank One Corporation
1 Bank One Plaza                     President and      President and Head              1 Bank One Plaza
9th Floor                            Head of Retail    of Retail Banking of                 9th Floor
Chicago, IL 60670                       Banking        Bank One Corporation             Chicago, IL 60670

                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------

                                      Senior Vice
                                       President,
Brian Bessey                          Mergers and           Senior Vice               Bank One Corporation
One First National Plaza            Acquisitions, of    President, Mergers          One First National Plaza
22nd Floor, Mail Suite 0046             Bank One       and Acquisitions, of        22nd Floor, Mail Suite 0046
Chicago, IL 60670                     Corporation      Bank One Corporation             Chicago, IL 60670

John H. Bryan
Three First National Plaza-Suite                          Chairman of the             Sara Lee Corporation
4400                                                     Board of Sara Lee    Three First National Plaza-Suite 4400
Chicago, IL 60602-4260                  Director            Corporation              Chicago, IL 60602-4260

James S. Crown                                                                       Henry Crown and Company
222 North LaSalle Street                                 General Partner,           222 North LaSalle Street
Suite 2000                                                Henry Crown and                  Suite 2000
Chicago, IL 60601                       Director              Company                   Chicago, IL 60601

Dr. Maureen A. Fay, O.P.                                   President of            University of Detroit Mercy
P.O. Box 19900                                             University of                 P.O. Box 19900
Detroit, MI 48219-0900                  Director           Detroit Mercy             Detroit, MI 48219-0900

                                                       Retired Chairman and
John R. Hall                                              Chief Executive                 Ashland, Inc.
P.O. Box 391                                            Officer of Ashland,               P.O. Box 391
Ashland, KY 41114                       Director               Inc.                     Ashland, KY 41114

                                                        Chairman and Chief
Laban P. Jackson, Jr.                                   Executive Officer,        Clear Creek Properties, Inc.
2365 Harrodsburg Road, Suite B230                           Clear Creek         2365 Harrodsburg Road, Suite B230
Lexington, KY 40504-3300                Director         Properties, Inc.           Lexington, KY 40504-3300

John W. Kessler                                                                      The New Albany Company
P.O. Box 490                                            Chairman of The New               P.O. Box 490
New Albany, OH 43054                    Director          Albany Company              New Albany, OH 43054

Richard A. Manoogian                                    Chairman and Chief              Masco Corporation
21001 Van Born Road                                    Executive Officer of            21001 Van Born Road
Taylor, MI 48180                        Director         Masco Corporation              Taylor, MI 48180

William T. McCormick, Jr.                               Chairman and Chief           CMS Energy Corporation
330 Town Center Drive                                  Executive Officer of           330 Town Center Drive
Suite 1100                                                  CMS Energy                     Suite 1100
Dearborn, MI 48126                      Director            Corporation                Dearborn, MI 48126


                                                                               Name, Principal Business Address of
                                                                                 Organization in which Principal
            Name and               Capacity in Which         Principal                     Occupation
        Business Address                 Serves             Occupation                    is Conducted
        ----------------           ------------------       -----------        -----------------------------------

Heidi G. Miller                                                                            Marsh Inc.
1166 Avenue of the Americas                                                        1166 Avenue of the Americas
44th Floor                                               Vice Chairman of                  44th Floor
New York, NY 10036                      Director            Marsh Inc.                 New York, NY 10036

                                                        Chairman and Chief
David C. Novak                                         Executive Officer of      Tricon Global Restaurants, Inc.
P.O. Box 32220                                             Tricon Global                 P.O. Box 32220
Louisville, KY 40232                    Director         Restaurants, Inc.            Louisville, KY 40232

John W. Rogers, Jr.                                     Chairman and Chief       Ariel Capital Management, Inc.
200 East Randolph Drive, Suite                         Executive Officer of         200 East Randolph Drive,
2900                                                       Ariel Capital                   Suite 2900
Chicago, IL 60601                       Director         Management, Inc.               Chicago, IL 60601

                                                        Chairman and Chief
Frederick P. Stratton, Jr.                             Executive Officer of          Briggs & Stratton Corp.
P.O. Box 702                                             Briggs & Stratton                P.O. Box 702
Milwaukee, WI 53201                     Director               Corp.                   Milwaukee, WI 53201

Robert D. Walter                                        Chairman and Chief            Cardinal Health, Inc.
7000 Cardinal Place                                    Executive Officer of            7000 Cardinal Place
Dublin, OH 43017                        Director       Cardinal Health, Inc.            Dublin, OH 43017

(d) None of EnCap III, EnCap III-B, BOCP, EnCap Investments, El Paso Corporation, El Paso Merchant Energy, Banc One Capital Partners, BOCP Holdings, Banc One Capital Holdings, Bank One Corporation, or any of the individuals identified in this Schedule I has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) None of EnCap III, EnCap III-B, BOCP, EnCap Investments, El Paso Corporation, El Paso Merchant Energy, Banc One Capital Partners, BOCP Holdings, Banc One Capital Holdings, Bank One Corporation, or any of the individuals identified in this Schedule I has, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f) Each of the individuals identified in this Schedule I is a citizen of the United States of America, with the exception of Juan Carlos Braniff who is a citizen of Mexico.